United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                  June 1, 2001                                 1-13648
------------------------------------------------      ------------------------
Date of Report (Date of earliest event reported)      (Commission File Number)



                               Balchem Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Maryland                                           13-2578432
-----------------------------                          -----------------------
(State or other jurisdiction                           (I.R.S. Employer
 of incorporation)                                      Identification Number)


                                      P.O. Box 175
                               Slate Hill, New York 10973
--------------------------------------------------------------------------------
                   (Address of principal executive offices) (Zip Code)


                                 (845) 355-5300
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              (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets.

         Effective as of June 1, 2001, pursuant to a certain Asset Purchase Agreement, dated as of May 21, 2001 (the "Asset Purchase Agreement"), BCP Ingredients, Inc., ("Buyer"), a wholly owned subsidiary of Balchem Corporation (the "Company"), acquired certain assets (excluding accounts receivable and inventories) relating to the choline animal feed, human choline nutrient and encapsulated products businesses of DCV, Inc. and its affiliate, DuCoa L.P., including DuCoa's manufacturing facility in Verona, Missouri, for a purchase price of $14.98 million, of which $13.95 million was paid in cash, with the balance reflecting the assumption by the Buyer of certain closing date accounts payable and accrued expenses. The Buyer also agreed to assume certain obligations of DuCoa for retiree medical benefits under the collective bargaining agreement covering various employees at the Verona facility. The Buyer also assumed the collective bargaining agreement which expires July 8, 2004.

         The Asset Purchase Agreement also calls for payments of up to an additional $3 million based upon specified product lines of the Verona, Missouri operations achieving certain gross margin levels (in excess of specified thresholds) over the three year period following the closing, with no more than $1,000,000 payable for any particular yearly period.

         For further information with respect to the acquisition, reference is made to the Asset Purchase Agreement, which is Exhibit 2.1 hereto.

         Concurrently with the closing of the acquisition, the Company and Fleet National Bank (the "Bank") entered into a Loan Agreement (the "Loan Agreement") providing for a term loan of $13.5 million (the "Term Loan"), the proceeds of which were used to fund the acquisition. The Term Loan is payable in equal monthly installments of principal, together with accrued interest, and has a maturity date of May 31, 2009. The Loan Agreement also provides for a short-term revolving credit facility of $3 million (the "Revolving Facility"). No amounts have been drawn on the Revolving Facility as of the date hereof.

         Indebtedness under the Loan Agreement is secured by substantially all of the assets of the Company and BCP Ingredients, Inc., other than real properties, pursuant to Security Agreements between each of the Company and BCP Ingredients, Inc. respectively, and the Bank. BCP Ingredients, Inc. is a guarantor of the Company's obligations under the Loan Agreement.

         For further information with regard to the Loan Agreement and the agreements and instruments related thereto, reference is made to Exhibits 4.1 through 4.4 hereto.

         The description of the agreements and instruments discussed above are qualified in their entirety by reference to such agreements and instruments which are attached as exhibits hereto.

         The acquisition will be accounted for using the purchase method. The purchase price will be allocated principally to property, plant, equipment and identifiable

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

intangibles. Property, plant and equipment included in the acquisition consist principally of manufacturing facilities and equipment located in Verona, Missouri, which the Company intends to continue to use in the manufacture and distribution of choline animal feed and human choline nutrients.

         The Verona facility site, which is approximately 100 acres in size, was designated by the U.S. Environmental Protection Agency ("EPA") as a Superfund site and placed on the National Priorities List in 1983, as a result of dioxin contamination discovered on portions of the site. Remediation conducted by the prior owner under the oversight of the EPA and the Missouri Department of Natural Resources ("MDNR") included removal of dioxin contaminated soil and equipment and capping of areas of residual contamination in four relatively small areas of the site separate from the manufacturing facilities, and the installation of wells to monitor groundwater and surface water contamination by organic chemicals. No ground water or surface water treatment was required. The Company believes that remediation of the site is in its final stages. In 1998, the EPA certified the work on the contaminated soils to be complete. In February 2000, after the conclusion of the two years of monitoring groundwater and surface water, the former owner submitted a draft third party risk assessment report to the EPA and MDNR recommending no further action and is awaiting the response of the EPA and MDNR.

         While the Company must maintain the integrity of the caps in the remediation areas on the site, the prior owner is responsible for completion of any further Superfund remedy. The Company is indemnified by the sellers under the Asset Purchase Agreement for potential liabilities associated with the Superfund site and one of the sellers, in turn, has the benefit of certain contractual indemnification by the prior owner that is implementing the above-described Superfund remedy.

         This Report includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and which reflect the Company's expectation or belief concerning future events that involve risks and uncertainties. The Company can give no assurance that the expectations reflected in forward-looking statements will prove correct and various factors could cause results to differ materially from the Company's expectations, including risks and factors identified in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. Forward-looking statements are qualified in their entirety by the above cautionary statement.

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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a), (b)

         In accordance with Instruction 4 of this Item 7, the financial statements and pro forma financial information required by this Item will be filed by an amendment to this initial report on Form 8-K not later than 60 days after the date this Report was required to be filed.

(c) Exhibits

Exhibit 2.1 Asset Purchase Agreement, dated as of May 21, 2001, among BCP Ingredients, Inc. and DuCoa L.P., DCV, Inc. and DCV GPH, Inc. and certain related agreements (forms of which constitute Exhibits to the Asset Purchase Agreement) as executed. (The Disclosure
               Schedule identified throughout Asset Purchase Agreement, Schedule A to the Obligations Undertaking (list of contracts assumed by BCP Ingredients, Inc.) and the Power of Attorney and Security Agreement (referred to in Section 2.6 of the Asset Purchase Agreement) and Post-Closing Escrow Agreement (referred to in Sections 3.2.2 and 3.3.3 of the Asset Purchase Agreement), have been omitted. The Company agrees to furnish a copy of these documents on a supplemental basis to the Securities and Exchange Commission upon request.)

Exhibit 4.1 Loan Agreement dated June 1, 2001 by and between Fleet National Bank and Balchem Corporation, Note dated June 1, 2001 from Balchem Corporation to Fleet National Bank, and Promissory Note (Revolving Line of Credit) dated June 1, 2001 from Balchem Corporation to Fleet National Bank.

Exhibit 4.2 Guaranty dated June 1, 2001 from BCP Ingredients, Inc. to Fleet National Bank.

Exhibit 4.3 Security Agreement dated June 1, 2001 from Balchem Corporation to Fleet National Bank.

Exhibit 4.4 Security Agreement dated June 1, 2001 from BCP Ingredients, Inc. to Fleet National Bank.


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BALCHEM CORPORATION



                                                By:  /s/ Dino A. Rossi
                                                   -------------------
                                                      Dino A. Rossi
                                                      President

Dated: June 14, 2001



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



                                  EXHIBIT INDEX


Exhibit 2.1 Asset Purchase Agreement, dated as of May 21, 2001, among BCP Ingredients, Inc. and DuCoa L.P., DCV, Inc. and DCV GPH, Inc. and certain related agreements (forms of which constitute Exhibits to the Asset Purchase Agreement) as executed. (The Disclosure
               Schedule identified throughout Asset Purchase Agreement, Schedule A to the Obligations Undertaking (list of contracts assumed by BCP Ingredients, Inc.) and the Power of Attorney and Security Agreement (referred to in Section 2.6 of the Asset Purchase Agreement) and Post-Closing Escrow Agreement (referred to in Sections 3.2.2 and 3.3.3 of the Asset Purchase Agreement), have been omitted. The Company agrees to furnish a copy of these documents on a supplemental basis to the Securities and Exchange Commission upon request.)

Exhibit 4.1 Loan Agreement dated June 1, 2001 by and between Fleet National Bank and Balchem Corporation, Note dated June 1, 2001 from Balchem Corporation to Fleet National Bank, and Promissory Note (Revolving Line of Credit) dated June 1, 2001 from Balchem Corporation to Fleet National Bank.

Exhibit 4.2 Guaranty dated June 1, 2001 from BCP Ingredients, Inc. to Fleet National Bank.

Exhibit 4.3 Security Agreement dated June 1, 2001 from Balchem Corporation to Fleet National Bank.

Exhibit 4.4     Security Agreement dated June 1, 2001 from BCP Ingredients, Inc.
               to Fleet National Bank.


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